MASSMUTUAL SELECT FUNDS
MassMutual Select Mid-Cap Value Fund
(the “Fund”)
Supplement dated April 1, 2021 to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. This supplement replaces the supplement for the Fund dated March 31, 2021. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective March 31, 2021, PanAgora Asset Management, Inc. (“PanAgora”) and Thompson, Siegel & Walmsley LLC (“TSW”) were added as subadvisers of the Fund.
Effective March 31, 2021, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 61 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%
Other Expenses	0.31%	0.41%	0.51%	0.61%	0.61%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.01%	1.11%	1.21%	1.31%	1.56%	1.46%	1.71%
Expense Reimbursement	(0.39%)	(0.39%)	(0.39%)	(0.39%)	(0.39%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.62%	0.72%	0.82%	0.92%	1.17%	1.07%	1.32%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61%, 0.71%, 0.81%, 0.91%, 1.16%, 1.06%, and 1.31% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$63	$249	$487	$1,170
Class R5	$74	$280	$541	$1,286
Service Class	$84	$312	$594	$1,401
Administrative Class	$94	$343	$648	$1,515
Class A	$663	$948	$1,288	$2,245
Class R4	$109	$390	$728	$1,683
Class R3	$134	$467	$859	$1,958
Effective March 31, 2021, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 61 of the Prospectus):
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe are undervalued. The Fund is managed by three subadvisers, American Century Investment Management, Inc. (“American Century”), PanAgora Asset Management, Inc. (“PanAgora”), and Thompson, Siegel & Walmsley LLC (“TSW”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 companies (as of February 28, 2021, between $673 million and $74.47 billion). The Fund’s dollar-weighted average market capitalization is expected to fall within the market capitalization range of companies included in the Russell Midcap® Index (as of February 28, 2021, between $673 million and $66.98 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.

PanAgora predicates its investment decisions for the Fund on the belief that stock prices are largely driven by the fundamental strengths or weaknesses of an underlying company’s business and, therefore, certain measures are indicative of a company’s likely success or failure. In selecting securities for the Fund, PanAgora uses quantitative analyses to identify companies that it believes are experiencing a mismatch between its share price and the prospects of the company’s likely success or failure. This quantitative analysis combines in-depth fundamental insights with robust quantitative techniques, unique information, enhanced speed and process of the alpha forecast model, as well as diversification of alpha sources in an effort to protect downside risk. PanAgora’s sell discipline is integrated with its buy discipline to generate a portfolio that it believes has the most favorable risk/return characteristics. PanAgora generally will sell a security that may be poorly ranked by the alpha forecast model or that contributes to the Fund’s overall risk profile.
TSW seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. In selecting investments for the Fund, TSW employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four factor valuation screen designed to outperform the Russell Midcap Value Index. A portfolio composed of approximately 55-85 stocks is selected as a result of this process. TSW generally limits its investment universe to companies with a minimum of three years of operating history. From the screen approximately 20% of stocks are identified as candidates for further research. These are the stocks that rank the highest on the basis of the four factors. TSW identifies a subset of stocks for bottom-up fundamental analysis on a routine basis and explores numerous factors that might affect the outlook of the company. TSW generally considers selling a security when the catalyst for the investment is no longer valid, when TSW believes that another stock will have a higher expected return, or for portfolio risk management.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Effective March 31, 2021, the following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 62 of the Prospectus):
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Effective March 31, 2021, the following information supplements the information for the Fund found under the heading Subadviser(s) in the section titled Management (page 66 of the Prospectus):
PanAgora Asset Management, Inc. (“PanAgora”)
Thompson, Siegel & Walmsley LLC (“TSW”)
Effective March 31, 2021, the following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 66 of the Prospectus):
George D. Mussalli, CFA is the Head of Equity Research and Chief Investment Officer of Equity Investments at PanAgora. He has managed the Fund since March 2021.
Richard Tan, CFA is a Managing Director and Head of Stock Selector Equity Investments at PanAgora. He has managed the Fund since March 2021.
R. Michael Creager, CFA is a Co-Portfolio Manager at TSW. He has managed the Fund since March 2021.
Brett P. Hawkins, CFA is a Co-Portfolio Manager and Chief Investment Officer at TSW. He has managed the Fund since March 2021.

Effective March 31, 2021, the following information supplements the information for the Fund found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 134 of the Prospectus:
PanAgora Asset Management, Inc. (“PanAgora”), a Delaware corporation located at One International Place, 24th Floor, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid-Cap Value Fund. PanAgora was founded in 1985 and incorporated in 1989. The voting interests in PanAgora are indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees, with the remaining economic interest indirectly owned by Power Financial Corporation. As of February 28, 2021, PanAgora had approximately $39 billion in assets under management.
PanAgora was added as a subadviser of the Mid-Cap Value Fund on March 31, 2021.
George D. Mussalli, CFA
is the Head of Equity Research and Chief Investment Officer of Equity Investments at PanAgora. He manages a portion of the Mid-Cap Value Fund. Mr. Mussalli is responsible for the oversight of PanAgora’s Dynamic and Stock Selector Equity strategies, as well as the Equity Trading & Implementation, Data Science, and Portfolio Strategy teams. Mr. Mussalli joined PanAgora in 2004.
Richard Tan, CFA
is a Managing Director and Head of Stock Selector Equity Investments at PanAgora. He manages a portion of the Mid-Cap Value Fund. Mr. Tan is responsible for the oversight and management of PanAgora’s Stock Selector Equity Investments team. Mr. Tan joined PanAgora in 2008.
Thompson, Siegel & Walmsley LLC (“TSW”), a Delaware limited liability company located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230, manages a portion of the portfolio of the Mid-Cap Value Fund. TSW is an indirect subsidiary of BrightSphere Investment Group Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals. As of February 28, 2021, TSW managed approximately $23.8 billion in assets.
TSW was added as a subadviser of the Mid-Cap Value Fund on March 31, 2021.
R. Michael Creager, CFA
is a co-portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Creager has been a research analyst with TSW since he joined the firm in 2006.
Brett P. Hawkins, CFA
is a co-portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Hawkins was appointed Chief Investment Officer of TSW in January 2015. He joined the firm in 2001.
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B3001M-21-06
MCV-21-03